EXHIBIT 10.12

                            AMENDMENT AGREEMENT NO. 4
                             TO AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 4 TO AMENDED AND RESTATED REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 14th day of March, 2000, by and among WATSCO, INC., a Florida corporation (the "Borrower"), the Lenders signatory hereto (the "Lenders") and BANK OF AMERICA, N.A. (f/k/a NationsBank, National Association), a national banking association, as Agent (the "Agent") for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit Agreement dated August 8, 1997, as amended by Amendment Agreement No. 1 dated February 20, 1998, Amendment Agreement No. 2 dated June 30, 1999 and Amendment Agreement No. 3 dated December 30, 1999 (the "Credit Agreement") pursuant to which the Lenders have agreed to make available to the Borrower a revolving credit facility of up to $315,000,000; and

         WHEREAS, as a condition to the making of loans the Lenders have required that each Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders further amend the Agreement as provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean that certain Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 by and among the Agent, the Lenders and the Borrower, as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions set forth herein, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

                  (a) SECTION 8.3 is hereby amended by deleting the figure "$10,000,000" appearing therein and inserting in lieu thereof the figure "$20,000,000".

                  (b) Clause (g) of SECTION 8.5 is hereby amended by (i) deleting the figure "$10,000,000" appearing therein and inserting in lieu thereof the figure "$20,000,000" and (ii) deleting the phrase "$10 million" appearing twice therein and inserting in lieu thereof the phrase "$20 million".

                  (c) Clause (f) of SECTION 8.7 is hereby further amended by deleting the figure "$20,000,000" appearing therein and inserting in lieu thereof the figure "$40,000,000".

                  (d) SECTION 8.9 is hereby amended by (i) amending and restating clause (i) in its entirety so that it shall read as follows:

                  "(i) cash dividends and other cash distributions in respect of the capital stock of the Borrower and the redemption, repurchase or other acquisition of the capital stock of the Borrower in an aggregate amount not to exceed at any time the sum of $35,000,000 plus 50% of cumulative Consolidated Net Income for each fiscal quarter period for each Fiscal Year ending on and after December 31, 1999 (less 100% in the case of a deficit);"

         (ii) deleting clause (iv) in its entirety and (iii) renumbering clauses
         (v), (vi) and (vii) as clauses (iv), (v) and (vi), respectively.

         3. GUARANTORS. Each of the Guarantors has joined in the execution of this Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

                  (a) The representations and warranties made by it in ARTICLE VI of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in SECTION 6.6(A) shall be those most recently furnished to each Lender pursuant to SECTION 7.1(A) and (B) of the Credit Agreement and except that SCHEDULE 6.10 is replaced with
         SCHEDULE 6.10 attached hereto;

                  (b) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                  (c) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under SECTION 7.1.

         of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (d) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent under
         SECTION 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (e) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective upon receipt by the Agent of twelve (12) counterparts of this Amendment Agreement executed by Borrower, the Guarantors, the Agent and the Required Lenders.

         6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            BORROWER:

                                            WATSCO, INC.
WITNESS:

 /S/ GIGLIOLA M. FLOREZ                     By:  /S/ BARRY S. LOGAN
---------------------------                    ---------------------------------
                                            Name: Barry S. Logan
 /S/ ANA M. MENENDEZ                        Title: Vice President of Finance
---------------------------

                                            GUARANTORS:

                                            WATSCO INVESTMENTS I, INC.
                                            WATSCO INVESTMENTS II, INC.
                                            CDS HOLDINGS, INC.
                                            COASTLINE DISTRIBUTION, INC.
                                            A&C DISTRIBUTORS, INC.
                                            GEMAIRE DISTRIBUTORS, INC.
                                            H.B. ADAMS DISTRIBUTORS, INC.
                                            GEM CREDIT CORPORATION
                                            THE FLORIDA AD COMPANY
                                            GEMAIRE INTERNATIONAL, INC.
                                            GEMAIRE HOLDINGS, INC.
                                            GEMAIRE CARIBE, INC.
                                            COMFORT SUPPLY, INC.
                                            WATSCO EXPORT, INC.
                                            THE HOUSTON AD COMPANY, INC.
                                            HEATING & COOLING SUPPLY, INC.
                                            THREE STATES SUPPLY COMPANY, INC.
                                            CP DISTRIBUTORS, INC.
                                            COMFORT PRODUCTS DISTRIBUTING, INC.
                                            CENTRAL PLAINS DISTRIBUTING, INC.
                                            CENTRAL AIR CONDITIONING
                                             DISTRIBUTORS,  INC.
                                            WEATHERTROL SUPPLY COMPANY
                                            AIR SYSTEMS DISTRIBUTORS, INC.
                                            DUNHILL STAFFING SYSTEMS, INC.
                                            DUNHILL TEMPORARY SYSTEMS OF
                                             INDIANAPOLIS, INC.
                                            DUNHILL TEMPORARY SYSTEM OF
                                             INDIANAPOLIS, L.P.
                                            DUNHILL TEMPORARY SYSTEMS, INC.
WITNESS:                                    DUNHILL PERSONNEL SYSTEM OF
                                             NEW JERSEY, INC.
 /S/ ANA M. MENENDEZ                        DUNHILL STAFFING SYSTEMS OF
---------------------------                  MILWAUKEE, INC.
 /S/ GIGLIOLA M. FLOREZ                     DUNHILL ENTERPRISES, INC.
---------------------------

                                            By:  /S/ BARRY S. LOGAN
                                               ---------------------------------
                                            Name: Barry S. Logan
                                            Title: Vice President of Finance

                                            BAKER DISTRIBUTING COMPANY
                                            INTERCOMPANY SERVICES INCORPORATED
                                            AIR SUPPLY, INC.
                                            WSO DISTRIBUTORS LLC
                                            WSO HOLDINGS LLC
                                            DUNHILL HOLDINGS LLC
                                            BELKNAP COMPANY
                                            A C EQUIPMENT & PARTS, INC.
                                            SUPERIOR SUPPLY COMPANY, INC.
                                            SUPERIOR SUPPLY COMPANY OF
                                             OKLAHOMA, INC.
                                            KAUFMAN SUPPLY, INC.
                                            YRK HOLDINGS, INC.
                                            HOMANS ASSOCIATES, INC.
                                            HEAT INCORPORATED
                                            COMFORT-AIRE DISTRIBUTORS
                                            NSI SUPPLY, INC.
                                            WILLIAM WURZBACH COMPANY, INC.
                                            AC WHOLESALERS, INC.
                                            AMBIENT, INC.
WITNESS:                                    COOLNET, INC.

 /S/ GIGLIOLA M. FLOREZ
---------------------------
 /S/ ANA M. MENENDEZ
---------------------------
                                            By: /S/ BARRY S. LOGAN
                                               ---------------------------------
                                            Name: Barry S. Logan
                                                 -------------------------------
                                            Title: Vice President of Finance
                                                  ------------------------------

                                            AGENT:

                                            BANK OF AMERCA, N.A., as Agent for
                                              the Lenders


                                            By: /S/  RICHARD M. STARKE
                                               ---------------------------------
                                            Name: Richard M. Starke
                                            Title: Managing Director

                                            LENDERS:

                                            BANK OF AMERICA, N.A.


                                            By: /S/ RICHARD M. STARKE
                                               ---------------------------------
                                            Name: Richard M. Starke
                                            Title: Managing Director

                                            FIRST UNION NATIONAL BANK


                                            By: /S/ MARY A. MORGAN
                                               ---------------------------------
                                            Name: Mary A. Morgan
                                            Title: Senior Vice President

                                            SUNTRUST BANK, MIAMI, N.A.


                                            By:  /S/ DAVID EDGE
                                               ---------------------------------
                                            Name: David Edge
                                            Title: Vice President

                                            THE BANK OF NEW YORK


                                            By:
                                               ---------------------------------
                                            Name: David C. Siegel
                                            Title: Vice President

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By:  /S/ THOMAS FENNESSEY
                                               ---------------------------------
                                            Name: Thomas Fennessey
                                            Title: Vice President

                                            COMERICA BANK


                                            By:  /S/ MARTIN G. ELLIS
                                               ---------------------------------
                                            Name: Martin G. Ellis
                                            Title: Vice President

                                            WACHOVIA BANK, N.A.


                                            By:  /S/ PATRICK A. PHELAN
                                               ---------------------------------
                                            Name: Patrick A. Phelan
                                            Title: Vice President

                                            DRESDNER BANK LATEINAMERIKA AG


                              By: /S/ FRANK HUTHNANCE     /S/ JOSEFINA HERNANDEZ
                                 -----------------------------------------------
                              Name: Frank Huthnance        Josefina Hernandez
                                   ---------------------------------------------
                              Title: Vice President        Asst. Vice President
                                    --------------------------------------------

                                            DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                            AG, CAYMAN ISLANDS BRANCH


                                            By:  /S/ J.W. SOMERS
                                               ---------------------------------
                                            Name: J.W. Somers
                                            Title: Senior Vice President


                                            By:  /S/ KURT A. MORRIS
                                               ---------------------------------
                                            Name: Kurt A. Morris
                                            Title: Vice President

                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                           By:  /S/ MINAMI MIURA
                                              ---------------------------------
                                           Name: Minami Miura
                                           Title: Vice President

                                            THE NORTHERN TRUST COMPANY


                                            By:       (unsigned)
                                               ---------------------------------
                                            Name:    Raheela Gill Anwar
                                            Title:   Vice President